Exhibit 99.1

AVON PRODUCTS, INC.

FIRST QUARTER 2005 - THREE MONTHS ENDED 3/31/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs 1Q04	% var. vs 1Q04		% var. vs 1Q04	% var. vs 1Q04	2005 percent		% var. vs 1Q04	% var. vs 1Q04

North America	$594.7	-5%	-6%	$64.4	-15%	-15%	10.8%	$17.9	-8%	-1%
Latin America	477.2	10	8	82.4	13	12	17.3	15.9	5	11
Central & Eastern Europe	296.3	27	16	88.7	31	20	29.9	8.7	7	17
West Eur., ME & Africa	233.7	7	3	4.9	57	78	2.1	7.5	3	7
Asia Pacific (1)	214.7	4	2	29.3	7	5	13.6	6.4	3	12
China	64.5	37	37	14.5	119	118	22.5	1.5	55	0
Total from Operations (1)	1,881.1	7	4	284.2	12	9	15.1	57.9	3	9
Global Expenses	-	-	-	(23.7)	2	2	-	23.7	-	-
Consolidated (1)	$1,881.1	7%	4%	$260.5	14%	9%	13.9%	$81.6	3%	9%

(1) Growth in Active Representatives was positively impacted by an increase in the number of sales campaigns in the Philippines in the second quarter of 2004, resulting in additional opportunities to order. This change positively impacted Active Representative growth in Asia Pacific and Consolidated Avon for the three months ended March 31, 2005 by 9 points and 1 point, respectively.

AVON PRODUCTS, INC.

SECOND QUARTER 2005 - THREE MONTHS ENDED 6/30/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs 2Q04	% var. vs 2Q04		% var. vs 2Q04	% var. vs 2Q04	2005 percent		% var. vs 2Q04	% var. vs 2Q04

North America	$617.8	-4%	-5%	$95.5	-9%	-10%	15.5%	$14.5	-10%	-2%
Latin America	560.3	17	10	127.2	17	9	22.7	12.8	9	9
Central & Eastern Europe	276.3	16	8	79.7	10	1	28.9	6.9	11	11
West Eur., ME & Africa	267.5	7	4	29.2	27	24	10.9	6.0	8	4
Asia Pacific	218.1	5	2	32.7	8	3	15.0	5.1	1	4
China	44.3	-19	-19	(1.4)	-115	-115	-3.1	1.2	-22	0
Total from Operations	1,984.3	6	2	362.9	4	-1	18.3	46.5	2	6
Global Expenses	-	-	-	(18.9)	-17	-17	-	18.9	-	-
Consolidated	$1,984.3	6%	2%	$344.0	6%	0%	17.3%	$65.4	2%	6%

SIX MONTHS ENDED 6/30/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs 1H04	% var. vs 1H04		% var. vs 1H04	% var. vs 1H04	2005 percent		% var. vs 1H04	% var. vs 1H04

North America	$1,212.4	-4%	-5%	$159.9	-11%	-12%	13.2%	$32.4	-9%	-2%
Latin America	1,037.5	14	9	209.6	16	10	20.2	28.7	7	10
Central & Eastern Europe	572.7	21	12	168.4	20	10	29.4	15.6	9	14
West Eur., ME & Africa	501.2	7	4	34.1	31	29	6.8	13.5	6	5
Asia Pacific (1)	432.8	5	2	62.0	7	4	14.3	11.5	2	8
China	108.8	7	7	13.1	-17	-17	12.1	2.7	9	0
Total from Operations (1)	3,865.4	6	3	647.1	8	3	16.7	104.4	3	8
Global Expenses	-	-	-	(42.6)	-7	-7	-	42.6	-	-
Consolidated (1)	$3,865.4	6%	3%	$604.5	9%	4%	15.6%	$147.0	3%	8%

(1) Growth in Active Representatives was positively impacted by an increase in the number of sales campaigns in the Philippines in the second quarter of 2004, resulting in additional opportunities to order. This change positively impacted Active Representative growth in Asia Pacific and Consolidated Avon for the six months ended June 30, 2005 by 4 points and 1 point, respectively.

AVON PRODUCTS, INC.

THIRD QUARTER 2005 - THREE MONTHS ENDED 9/30/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs 3Q04	% var. vs 3Q04		% var. vs 3Q04	% var. vs 3Q04	2005 percent		% var. vs 3Q04	% var. vs 3Q04

North America	$573.8	-3%	-4%	$54.9	-8%	-10%	9.6%	$16.3	-1%	-3%
Latin America	554.7	14	4	111.0	-4	-13	20.0	14.5	4	8
Central & Eastern Europe	263.2	16	10	64.0	18	11	24.3	7.7	-5	7
West Eur., ME & Africa	241.5	1	1	9.1	-43	-46	3.8	6.8	1	4
Asia Pacific	207.6	0	-1	27.9	-3	-6	13.5	5.7	-4	-3
China	45.2	-16	-17	1.6	-80	-80	3.4	1.4	-16	0
Total from Operations	1,886.0	4	1	268.5	-5	-11	14.2	52.4	0	4
Global Expenses	-	-	-	(21.4)	6	6	-	21.4	-	-
Consolidated	$1,886.0	4%	1%	$247.1	-6%	-12%	13.1%	$73.8	0%	4%

NINE MONTHS ENDED 9/30/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs 9M04	% var. vs 9M04		% var. vs 9M04	% var. vs 9M04	2005 percent		% var. vs 9M04	% var. vs 9M04

North America	$1,786.2	-4%	-5%	$214.8	-11%	-12%	12.0%	$48.7	-7%	-2%
Latin America	1,592.2	14	7	320.6	8	1	20.1	43.2	6	9
Central & Eastern Europe	835.9	20	12	232.4	20	10	27.8	23.3	4	12
West Eur., ME & Africa	742.7	5	3	43.2	3	-1	5.8	20.3	4	5
Asia Pacific (1)	640.4	3	1	89.9	4	1	14.0	17.2	0	4
China	154.0	-1	-2	14.7	-37	-38	9.5	4.1	-1	0
Total from Operations (1)	5,751.4	6	2	915.6	4	-1	15.9	156.8	2	6
Global Expenses	-	-	-	(64.0)	-3	-3	-	64.0	-	-
Consolidated (1)	$5,751.4	6%	2%	$851.6	4%	-1%	14.8%	$220.8	2%	6%

(1) Growth in Active Representatives was positively impacted by an increase in the number of sales campaigns in the Philippines in the second quarter of 2004, resulting in additional opportunities to order. This change positively impacted Active Representative growth in Asia Pacific for the nine months ended September 30, 2005 by 2 points.

AVON PRODUCTS, INC.

FOURTH QUARTER 2005 - THREE MONTHS ENDED 12/31/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs 4Q04	% var. vs 4Q04		% var. vs 4Q04	% var. vs 4Q04	2005 percent		% var. vs 4Q04	% var. vs 4Q04

North America	$724.3	-6%	-7%	$68.0	-26%	-26%	9.4%	$22.0	-4%	-4%
Latin America (1)	680.3	27	16	132.6	8	-1	19.5	19.6	13	15
Central & Eastern Europe	390.4	6	8	99.3	-12	-10	25.5	10.7	9	7
West Eur., ME & Africa	322.4	-2	4	20.5	-66	-63	6.4	9.2	4	4
Asia Pacific	228.3	-3	1	13.0	-63	-61	5.7	7.8	-2	-4
China	52.5	-22	-24	(7.0)	-159	-158	-13.2	1.8	-8	0
Total from Operations (1)	2,398.2	4	3	326.4	-25	-26	13.6	71.1	5	7
Global Expenses	-	-	-	(29.0)	25	25	-	29.0	-	-
Consolidated (1)	$2,398.2	4%	3%	$297.4	-28%	-29%	12.4%	$100.1	5%	7%

TWELVE MONTHS ENDED 12/31/05

COMMERCIAL BUSINESS UNIT RESULTS

$ in Millions	Total Revenue US$		Total Revenue in Local Currency	Operating Profit US$		Operating Profit in Local Currency	Op. Margin	Global Expenses	Units	Active Reps

		% var. vs FY04	% var. vs FY04		% var. vs FY04	% var. vs FY04	2005 percent		% var. vs FY04	% var. vs FY04

North America	$2,510.5	-5%	-5%	$282.8	-15%	-16%	11.3%	$70.7	-6%	-3%
Latin America (1)	2,272.6	17	10	453.2	8	0	19.9	62.8	8	11
Central & Eastern Europe	1,226.3	15	10	331.7	8	3	27.1	34.0	6	11
West Eur., ME & Africa	1,065.1	3	3	63.7	-37	-37	6.0	29.5	4	5
Asia Pacific	868.6	2	1	102.9	-16	-17	11.8	25.0	-1	2
China	206.5	-7	-8	7.7	-78	-78	3.8	5.9	-3	0
Total from Operations (1)	8,149.6	5	3	1,242.0	-6	-9	15.2	227.9	3	6
Global Expenses	-	-	-	(93.0)	4	4	-	93.0	-	-
Consolidated (1)	$8,149.6	5%	3%	$1,149.0	-7%	-10%	14.1%	$320.9	3%	6%

(1) During the fourth quarter of 2005 we acquired our licensee in Colombia, which contributed $38.9 in revenue to the three months and year ended December 31, 2005.